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EXHIBIT 10.9


                        CAPITAL STOCK PURCHASE AGREEMENT

         THIS CAPITAL STOCK PURCHASE AGREEMENT, dated as of December 3, 2002, by and between South Coast Radiologists Holding, Inc., a Florida corporation ("Seller"), the record and beneficial owner of 100% of the outstanding shares of capital stock of South Coast Radiologist Corporation ("Company"), and Laguna Niguel MRI, Inc., a California Corporation ("Purchaser").


                                   BACKGROUND

         Seller is engaged in the business of operating an outpatient diagnostic imaging center. (the "Center")

         The parties hereto desire to provide for the acquisition by Purchaser of the Company through the sale by Seller to Purchaser of all the outstanding shares of capital stock of the Company which are owed beneficially and of record by Seller on the terms and conditions set forth in this Agreement.

         NOW THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements herein contained, the parties hereto, intending to be legally bound, agree as follows:

                    SECTION 1. ACQUISITION OF CAPITAL STOCK.

         1.1 SALE AND PURCHASE OF SHARES. Subject to the terms and conditions of this Agreement, at the Closing (as herein defined), Seller shall sell, transfer and deliver to Purchaser the shares of the common stock of the Company in the aggregate constituting all of the outstanding shares of the Company's capital stock (the "Shares") and Purchaser shall purchase the Shares from Seller for the consideration set forth in Section 2. Except as otherwise set forth herein, all assets will remain vested with the Company as of Closing.


                 SECTION 2. PURCHASE PRICE, PAYMENT AND CLOSING

         2.1 PURCHASE PRICE. The purchase price for the Shares shall be one dollar ($1.00) and other good and valuable consideration (the "Purchase Price").

         2.2 CLOSING. The closing of the sale of the shares pursuant to this Agreement (the "Closing") shall take place at 10:00 a.m. on December 3, 2002, at the offices of Seller located at 14025 Riveredge Drive, Suite 600, Tampa, Florida, or otherwise on such date and location as may be mutually agreed upon by the parties, including via facsimile (the "Closing Date").

              SECTION 3. REPRESENTATIONS AND WARRANTIES OF SELLER.

         The Seller hereby represents and warrants to the Purchaser as of the date of this Agreement and as of the Closing Date as follows:

         3.1 ORGANIZATION OF SOUTH COAST RADIOLOGISTS HOLDING, INC. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and has all necessary corporate power and authority to carry on its business as presently conducted, to own and lease the assets which it owns and leases and to perform all its obligations under each agreement and instrument by which it is bound.

         3.2 POWER AND AUTHORIZATION. The Seller has full capacity, legal right, power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

         3.3 OWNERSHIP OF SHARES. The Seller owns all the Shares beneficially and of record, free and clear of any restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance. Upon delivery to the Purchaser of the certificates for the Shares at the Closing, the Purchaser will acquire good, valid and marketable title to the Shares, free and clear of any restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance (except for applicable securities laws restrictions).

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         3.4 BROKERS. No person acting on behalf of the Seller or any of its affiliates or under the authority of any of the foregoing is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, from any of such parties in connection with any of the transactions contemplated by this Agreement.

             SECTION 4. REPRESENTATIONS AND WARRANTIES OF PURCHASER

         The Purchaser hereby represents and warrants to the Seller as of the date of this Agreement and of the Closing Date as follows:

         4.1 ORGANIZATION AND GOOD STANDING. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has all necessary corporate power and authority to carry on its business as presently conducted, to own and lease the assets which it owns and leases and to perform all its obligations under each agreement and instrument by which it is bound.

         4.2 POWER AND AUTHORIZATION. The Purchaser has full legal right, power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance by Purchaser of this Agreement have been duly authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         4.3 BROKERS. No person acting on behalf of the Purchaser or any of its affiliates or under the authority of any of the foregoing is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, from any of such parties in connection with any of the transactions contemplated by this Agreement.

                             SECTION 5. CONDITIONS.

         5.1 CONDITIONS TO PURCHASER'S OBLIGATIONS. At the Closing, it shall be a condition of the Purchaser's obligation to consummate the transactions contemplated by this Agreement that the following, if not otherwise waived by Purchaser, shall be true:

         (a) REPRESENTATIONS AND WARRANTIES TRUE. All of the representations and warranties of the Seller contained in this Agreement shall be true, correct and complete in all material respects as of the Closing Date. On such date, the shareholder of the Seller shall have executed and delivered to the Purchaser a certificate to such effect.

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         (b) PERFORMANCE. The Seller shall have performed and complied in all material respects with all covenants and agreements contained herein required to be performed or complied with by them prior to or at the Closing Date. The President of the Seller shall have executed and delivered to the Purchaser a certificate to such effect.

         (c) ORDERS, DECREES, JUDGMENTS. No order, decree or judgment of any court or governmental body shall have been issued and remain in effect at such date restraining, prohibiting, restricting or delaying the consummation of the transactions contemplated by this Agreement.

         (d) CONSENTS. All consents or approvals required for the consummation of the transactions contemplated by this Agreement by any third party shall have been obtained.

         (e) GOVERNMENTAL APPROVALS. All approvals, consents, permits or licenses from any federal, state or local governmental agency or body required in connection with the consummation of the transactions contemplated hereby shall have been duly obtained to the extent that such approvals, consents, permits or licenses can be legally obtained prior to such date.

         5.2 CONDITIONS TO SELLER'S OBLIGATIONS. At the Closing, it shall be a condition of the Seller's obligation to consummate the transactions contemplated by this Agreement that the following, if not otherwise waived by Seller, shall be true:

         (a) REPRESENTATIONS AND WARRANTIES TRUE. All of the representations and warranties of the Purchaser contained in this Agreement shall be true, correct and complete in all material respects as of the Closing Date. On such date, the shareholders of the Purchaser shall have executed and delivered to the Seller a certificate to such effect.

         (b) PERFORMANCE. The Purchaser shall have performed and complied in all material respects with all covenants and agreements contained herein required to be performed or complied with by them prior to or at the Closing Date. The President of the Purchaser shall have executed and delivered to the Seller a certificate to such effect.

         (c) ORDERS, DECREES, JUDGMENTS. No order, decree or judgment of any court or governmental body shall have been issued and remain in effect at such date restraining, prohibiting, restricting or delaying the consummation of the transactions contemplated by this Agreement.

         (d) CONSENTS. All consents or approvals required for the consummation of the transactions contemplated by this Agreement by any third party shall have been obtained.

         (e) GOVERNMENTAL APPROVALS. All approvals, consents, permits or licenses from any federal, state or local governmental agency or body required in connection with the consummation of the transactions contemplated hereby shall have been duly obtained to the extent that such approvals, consents, permits or licenses can be legally obtained prior to such date.

         (f) RECORDS. The Purchaser, at its expense, shall have made arrangements with respect to the transfer of all records associated with the Company, whether in storage or otherwise, to the Center.

         (g) DVI. The Seller, or any affiliate of the Seller, shall have been released from any and all debt obligations to DVI Financial Services, Inc. relating to the Center.

         5.3 DELIVERIES AT THE CLOSING. At the Closing, in addition to the other actions contemplated elsewhere herein:

         (a) The Seller shall deliver, or shall cause to be delivered, to the Purchaser the following:

                  (i) copies of the Company's certificates or articles of incorporation, or the corresponding charter documents and all amendments thereof of date.


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                  (ii) the original corporate seals, minute books, and stock transfer and record books of the Company as they exist on the Closing and such of its files, books and records as Purchaser may request; and

                  (iii) such other documents and instruments as Purchaser may reasonably request to effectuate or evidence the transactions contemplated by this Agreement.

         (b) The Purchaser shall deliver, or shall cause to be delivered, to the
Seller:

                  (i) the resolutions, certificates, documents and instruments required to be delivered by it by this Agreement; and

                  (ii) the Purchase Price.

                           6. COVENANTS OF THE SELLER

         6.1. COOPERATION. The Seller shall use reasonable efforts in good faith to perform and fulfill all conditions and obligations to be fulfilled or performed by them hereunder, to the end that the transactions contemplated hereby will be fully and timely consummated.

         6.2. ACCESS. Until the Closing, the Seller shall give the Purchaser, its attorneys, accountants and other authorized representatives access, upon reasonable notice and at reasonable times, to offices, suppliers, employees, business and financial records, contracts, business plans, budgets and projections, agreements and commitments and other documents and information concerning the Company (the "Information") and persons employed by or doing business with the Company, except such documents covered by the attorney-client privilege. In order that the Purchaser may have full opportunity to make such examination and investigation as it may desire of the Company, the Seller will furnish the Purchaser and Purchaser's representatives during such period with all such Information as such representatives may reasonably request and cause the respective officers, employees, consultants, agents, accountants and attorneys of the Seller to cooperate fully with the representatives of the Purchaser in connection with such review and examination; provided, however, that the Purchaser will hold the documents and information concerning the Company confidential in accordance with Section 8.2 hereof.

         6.3. ACTIONS PRIOR TO CLOSING. The Seller shall cause the Company to conduct business pending the Closing only in the ordinary and usual course. Without limiting the generality of the foregoing, the Seller will not cause the Company, except in the ordinary and usual course, without the prior written consent of the Purchaser to (i) make any acquisition or disposition of assets used in connection with the Company; (ii) enter into any contract (other than this Agreement or as otherwise provided for in this Agreement) or terminate any contract or other right relating to the Company; or (iii) make any loans, advances or capital contributions to, or investments in, any other entity or person involved in the operation of the Company, other than travel or other advances to employees in the ordinary course of business.

                            7. COVENANTS OF PURCHASER

         7.1. COOPERATION. The Purchaser covenants and agrees that it shall use its best efforts in good faith to perform and fulfill all conditions and obligations to be fulfilled or performed by it hereunder, to the end that the transactions contemplated hereby will be fully and timely consummated.

         7.2. TAXES AND FEES. The Purchaser shall pay all sales, use, transfer, recordation and documentary taxes and fees, if any, arising out of the transfer of the Shares pursuant to this Agreement.

                               8. MUTUAL COVENANTS

         8.1. GENERAL COVENANTS. Following the execution of this Agreement, the Purchaser and the Seller agree:

         (a) If any event should occur, either within or without the knowledge or control of any party, which would prevent fulfillment of the conditions to the obligations of any party hereto to consummate the transactions contemplated by this Agreement, to use its or their reasonable efforts to cure the same as expeditiously as possible;


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         (b) To cooperate fully with each other in preparing, filing, prosecuting, and taking any other actions which are or may be reasonable and necessary to obtain the consent of any governmental instrumentality or any third party to accomplish the transactions contemplated by this Agreement;

         (c) To deliver such other instruments of title, certificates, consents, endorsements, assignments, assumptions and other documents or instruments, in form reasonably acceptable to the party requesting the same and its counsel, as may be reasonably necessary to carry out and/or to comply with the terms of this Agreement and the transactions contemplated herein;

         (d) To confer on a regular basis with the other, report on material operational matters and promptly advise the other orally and in writing of any change or event having or which, insofar as can reasonably be foreseen could have, a material adverse effect on such party or which would cause or constitute a material breach of any of the representations, warranties or covenants of such party contained herein; and

         (e) To promptly provide the other (or its counsel) with copies of all other filings made by such party with any state or federal governmental entity in connection with this Agreement or the transactions contemplated hereby.

         8.2. CONFIDENTIALITY. As used herein, "Confidential Information" means any information or data that party has acquired from another party that is confidential or not otherwise available to the public, whether oral or written, including without limitation any analyses, computations, studies or other documents prepared from such information or data by or for the directors, officers, employees, agents or representatives of such party (collectively, the "Representatives"), but excluding information or data which (i) the party can demonstrate it independently developed, (ii) became information available to the public other than as a result of such party's violation of this Agreement, (iii) became available to such party from a source other than the other party if that source was not bound by a confidentiality agreement with such other party and such source lawfully obtained such information or data, or (iv) is required to be disclosed by applicable law, provided that promptly after being compelled to disclose any such information or data, the party being so compelled shall provide prompt notice thereof to the other party so that such other party may seek a protective order or other appropriate remedy. Each party covenants and agrees that it and its Representatives shall keep confidential and shall not disclose any Confidential Information, except to its Representatives and lenders who need to know such information and keep it confidential. Each party shall be responsible for any breach of this provision by its Representatives. In the event that the Closing does not occur, each will promptly return to the other all copies of such other party's Confidential Information.

                                9. MISCELLANEOUS

         9.1 EMPLOYEES. The Purchaser may elect, in its sole discretion, to continue the employment of all or any of the employees used by the Seller in the operation of the Business under employment policies in force by Purchaser on the Closing Date. The Purchaser shall have no obligation to hire or extend benefits to any existing employee of the Company as of the Closing Date and has the right to terminate any existing employees, whether under a contract with the Company or the Seller or otherwise. To the extent that the Seller provides benefits under one of the Seller's benefit plans to any individual that the Purchaser employs post-Closing pursuant to this Agreement, the Purchaser shall reimburse the Seller for all costs incurred relating thereto. The Seller will provide the Purchaser with a reconciliation of any amounts due.

         9.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the parties in this Agreement and in the schedules delivered pursuant hereto shall survive the consummation of the transactions herein contemplated.

         9.3 FURTHER ASSURANCES. Each party hereto shall use best reasonable efforts to comply with all requirements imposed hereby on such party and to cause the transactions contemplated hereby to be consummated as contemplated hereby and shall, from time to time and without further consideration, either before or after the Closing, execute such further instruments and take such other actions as any other party hereto shall reasonably request in order to fulfill its obligations under this Agreement and to effectuate the purposes of this Agreement and to provide for the orderly and efficient transition of the ownership of Company to Purchaser.

         9.4 COSTS AND EXPENSES. Except as otherwise expressly provided herein, each party shall bear its own expenses in connection herewith.

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         9.5 PUBLIC ANNOUNCEMENTS. Prior to the Closing, neither Company, Seller nor Purchaser shall make any public announcement or disclosure relating to the transactions contemplated herein without the prior agreement of each other party hereto, provided that each party shall use best reasonable efforts to consult with the other in advance of any disclosure required by law or proper auditing considerations, but the agreement of the other parties hereto shall not be required.

         9.6 NOTICES. All notices or other communications permitted or required under this Agreement shall be in writing and shall be sufficiently given if and when hand delivered to the persons set forth below or if sent by documented overnight delivery service or registered or certified mail, postage prepaid, return receipt requested, or by facsimile, receipt acknowledged, addressed as set forth below or to such other person or persons and/or at such other address or addresses as shall be furnished in writing by any party hereto to the others. Any such notice or communication shall be deemed to have been given as of the date received, in the case of personal delivery, or on the date shown on the receipt or confirmation therefore in all other cases.

                  TO PURCHASER:

                  Laguna Niguel MRI, Inc.
                  9191 Towne Centre Drive
                  San Diego, California 92122
                  Attention:  Bob Muehlberg

                  TO SELLER:

                  South Coast Radiologists Holding, Inc.
                  14025 Riveredge Drive
                  Suite 600
                  Tampa, Florida 33637
                  Attention:  President


         9.7 GOVERNING LAW. This Agreement is made pursuant to, and shall be construed and enforced in accordance with, the laws of the State of Florida. Venue of any action arising hereunder shall be Hillsborough County, Florida.

         9.8 SECTION HEADINGS AND DEFINED TERMS. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

         9.9 SEVERABILITY. The invalidity or unenforceability of any particular provision, or part of any provision, of this Agreement shall not affect the other provisions or parts hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions or parts were omitted.

         9.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original; and any person may become a party hereto by executing a counterpart hereof, but all of such counterparts together shall be deemed to be one and the same instrument.

         9.11 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the purchase and sale of the Capital Stock and supersedes all prior agreements and understandings.

         9.12 COLLECTION SERVICES. Following the Closing, the Seller agrees to provide the Purchaser with collection services pursuant to the Collection Services Agreement attached hereto as Exhibit A.

                            [SIGNATURE PAGES FOLLOW]

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         IN WITNESS WHEREOF, each of the parties hereto has duly executed this
Agreement, under seal, all as of the date first above written.

                                          South Coast Radiologists Holding, Inc.


                                          By: /s/
                                              --------------------------------
                                          Name:
                                          Title:

                                          Laguna Niguel MRI, Inc.


                                          By: /s/
                                              --------------------------------
                                          Name:
                                          Title: